[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) LIMITED
                              MATURITY FUND

                              SEMIANNUAL REPORT o OCTOBER 31, 2000



                    ---------------------------------------
                      MUTUAL FUND GIFT KITS (See page 30)
                    ---------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
     James J. Calmas

For the six months ended October 31, 2000, Class A shares of the fund provided a total return of 4.38%, Class B shares 3.85%, Class C shares 3.79%, and Class I shares 4.32%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges, and compare to a 4.29% return over the same period for the fund's benchmark, the Lehman Brothers One- to Three-Year Government/Corporate Bond Index (the Lehman Index), an unmanaged index of coupon-bearing U.S. Treasury issues, debt of agencies of the U.S. government, and corporate debt rated "Baa" or higher by Moody's Investors Service, Inc. During the same period, the average short-term investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.94%.

Q. FOR THE FIRST TIME IN A WHILE, BOND INVESTORS HAD SOMETHING TO CHEER ABOUT, AS ALMOST EVERY SECTOR OF THE BOND MARKET OUTPERFORMED THE BROADER EQUITY MARKET. WHAT DO YOU FEEL DROVE THIS RALLY?

A. The bond market has rallied recently amid increasing evidence that economic growth is moderating and that the Federal Reserve Board (the Fed) may be finished tightening interest rates. In response, most bonds posted strong gains over the past few months, especially U.S. Treasuries, which benefited from the flight to quality, an improved interest rate outlook, and a favorable supply-and-demand environment for long-term U.S. government bonds.

Q.  DO YOU SEE THIS RALLY CONTINUING?

A. Given encouraging signs that the economy is moderating, we don't expect the Fed to raise rates anytime soon. However, we also don't anticipate that the Fed will cut rates in the near term. As a result, while we have found attractive investment opportunities in the corporate, mortgage-backed, and asset-backed sectors of the bond market, much of the government bond sector's near-term upside may be limited, given the significant appreciation we've already experienced.

Q. GIVEN THE PARTICULARLY STRONG PERFORMANCE IN THE TREASURY MARKET, DID YOU MAKE ANY CHANGES TO THE PORTFOLIO TO TAKE ADVANTAGE OF THIS TREND?

A. We generally don't maintain significant exposure to Treasuries because the primary objective of this portfolio is to use the extensive credit analysis capabilities of MFS Original Research(R) to choose bonds that we believe offer the best possible returns relative to comparable government bonds. As a result, we tend to maintain a large exposure to spread products (corporate bonds, asset-backed bonds, and mortgage-backed securities) that generally have provided higher yields and greater potential for price appreciation than Treasury bonds of comparable duration -- duration is a measure of a bond's interest rate sensitivity. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q.  HOW WERE THE PORTFOLIO'S ASSETS ALLOCATED DURING THE PERIOD?

A. Corporate bonds and asset-backed securities, or bonds backed by a pool of loans such as credit cards, made up for the bulk of the portfolio. The majority of these positions were invested in very high-quality securities -- mostly "AAA"-rated. The remainder of the portfolio was invested in mortgage-backed securities, agency bonds such as the Federal National Mortgage Association, and Treasuries, all of which have generally aided the portfolio's performance during the past six months.

Q. GIVEN THE PORTFOLIO'S SIGNIFICANT EXPOSURE TO INVESTMENT-GRADE CORPORATE AND ASSET-BACKED BONDS, WHAT'S YOUR OUTLOOK FOR THESE SECTORS?

A. We were a bit concerned about spread products in the early part of the year; however, as yields became increasingly attractive relative to Treasuries, this environment helped the performance of corporate and asset-backed bonds. As a result, we've recently increased our exposure to these sectors. Furthermore, given the significant rally in Treasuries, we believe investors have factored in most of the good news. Consequently, we've seen the investment-grade and asset-backed sectors as being attractively valued relative to government bonds. Recently, we have started to see investors return to the corporate market because of the attractive yields offered by what we view as high-quality issuers.

Q.  WHAT SECTORS LOOK ATTRACTIVE TO YOU RIGHT NOW?

A. We like the finance, telecommunications, and utilities sectors. In general, we've focused on high-quality issues of companies with strong cash flows and positive fundamental business prospects. As our views on interest rates, the economy, and the business prospects for these companies have improved, we've increased our exposure in the finance and utilities sectors because we believe these bonds are now poised to benefit from more stable interest rate conditions. In addition, we felt that many of these bonds were undervalued given the pressure they came under during a previously difficult interest rate environment. In the telecommunications sector, we have found attractively priced securities of companies that we believe offered strong cash flows.

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998. HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS
                           IS BELIEVED TO BE CONSISTENT WITH PRUDENT INVESTMENT
                           RISK. THE FUND ALSO SEEKS TO PROTECT SHAREHOLDERS'
                           CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   FEBRUARY 26, 1992

  CLASS INCEPTION:         CLASS A  FEBRUARY 26, 1992
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS C  JULY 1, 1994
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $271.8 MILLION NET ASSETS AS OF OCTOBER 31, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

CLASS A
                                               6 Months       1 Year      3 Years      5 Years        Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +4.38%       +5.91%      +13.47%      +28.35%      +59.95%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +5.91%      + 4.30%      + 5.12%      + 5.56%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +3.27%      + 3.43%      + 4.59%      + 5.25%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                               6 Months       1 Year      3 Years      5 Years        Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +3.85%       +4.96%      +10.57%      +23.08%      +50.51%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +4.96%      + 3.41%      + 4.24%      + 4.82%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +0.98%      + 2.51%      + 3.92%      + 4.82%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                               6 Months       1 Year      3 Years      5 Years        Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +3.79%       +5.02%      +10.31%      +22.86%      +51.25%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +5.02%      + 3.33%      + 4.20%      + 4.88%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +4.03%      + 3.33%      + 4.20%      + 4.88%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                               6 Months       1 Year      3 Years      5 Years        Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +4.32%       +6.09%      +13.69%      +28.76%      +60.46%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +6.09%      + 4.37%      + 5.19%      + 5.60%
-----------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, February 26, 1992, through
  October 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Peformance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2000

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                  "AAA"                           27.8%
                  "BBB"                           23.6%
                  "A"                             23.0%
                  Governments                     13.8%
                  "AA"                             8.9%
                  Other                            2.2%
                  "BB"                             0.7%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2000

Bonds - 97.0%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 80.6%
  Aerospace and Defense - 0.8%
    Raytheon Co., 5.7s, 2003                                           $  2,253             $  2,151,795
--------------------------------------------------------------------------------------------------------
  Automotive - 3.1%
    DaimlerChrysler NA Holding Corp., 6.63s, 2001                      $  1,449             $  1,442,784
    Ford Capital BV, 9.875s, 2002                                         1,800                1,868,400
    Ford Motor Credit Co., 5.75s, 2004                                    3,486                3,328,921
    General Motors Acceptance Corp., 7s, 2002                             1,898                1,899,215
                                                                                            ------------
                                                                                            $  8,539,320
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.4%
    American Express Co., 6.875s, 2005                                 $  1,525             $  1,515,758
    Fleet Boston Corp., 9.9s, 2001                                        3,237                3,286,332
    GS Escrow Corp., 6.75s, 2001                                          1,922                1,897,468
    Wells Fargo Co., 7.2s, 2003                                           2,744                2,762,851
    Wells Fargo Co., 7.8s, 2010                                           2,543                2,579,797
                                                                                            ------------
                                                                                            $ 12,042,206
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.2%
    General Electric Capital Corp., 6.52s, 2002                        $  3,294             $  3,286,417
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Hasbro, Inc., 7.95s, 2003                                          $  1,348             $  1,246,361
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 21.8%
    Americredit Automobile Receivable Trust, 5.78s, 2003               $  2,050             $  2,033,231
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015             2,607                2,580,884
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##                   5,218                5,160,787
    BankBoston Home Equity Loan Trust, 5.89s, 2013                        3,225                3,178,893
    California Infrastructure, 6.17s, 2003                                2,081                2,075,360
    Case Equipment Receivables Trust, 5.285s, 2002                           77                   77,034
    Commerce 2000, 7.9s, 2011##                                           1,460                1,460,913
    Commonwealth Edison Transition Funding Trust, 5.29s, 2003             1,931                1,900,643
    Discover Card Master Trust I, 5.85s, 2006                             2,124                2,076,868
    DLJ Commercial Mortgage Corp., 0s, 2005                              28,200                  931,012
    DLJ Mortgage Acceptance Corp., 8.1s, 2004                             1,096                1,131,568
    First Chicago Master Trust II, 6.9s, 2003                             2,975                2,980,563
    Fleet Credit Card Master Trust, 6.84s, 2007                           1,305                1,309,476
    Ford Credit Auto Owner Trust, 6.2s, 2002                              1,505                1,501,432
    Ford Credit Auto Owner Trust, 7.5s, 2003##                            1,110                1,110,347
    Ford Credit Auto Owner Trust, 6.58s, 2004                               990                  989,922
    GE Capital Mortgage Services, Inc., 6.035s, 2020                      4,435                4,351,699
    GMAC Commercial Mortgage Security Inc., 7.42s, 2004                   1,430                1,391,345
    Green Tree Financial Corp., 6.91s, 2028                               1,794                1,788,258
    Green Tree Financial Corp., 6.04s, 2029                                 471                  471,035
    Green Tree Financial Corp., 6.39s, 2029                                 197                  196,512
    GS Mortgage Securities Corp. II, 6.06s, 2030                            673                  653,936
    MBNA Master Credit Card Trust II, 5.25s, 2006                         1,000                  965,620
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                   2,948                2,828,962
    Morgan Stanley Group, Inc., 6.01s, 2030                               1,167                1,129,834
    Partners First Credit Card Master Trust, 6.72s, 2027                  5,050                5,051,578
    Peco Energy Transition Trust, 5.48s, 2003                               433                  430,765
    Pemex Finance Ltd., 5.72s, 2003                                       3,014                2,930,726
    Premier Auto Trust, 5.88s, 2001                                          87                   87,035
    Providian Home Equity Loan Trust, 6.91s, 2025                           934                  934,136
    Residential Asset Securities Corp., 7.735s, 2025                        875                  885,579
    Residential Funding Mortgage Securities I, 7.97s, 2010                1,525                1,538,106
    Starwood Asset Receivables Trust, 6.92s, 2022                         1,155                1,154,514
    Student Loan Trust, 6.748s, 2004                                        538                  536,955
    Student Loan Trust, 6.948s, 2009                                      1,500                1,483,005
                                                                                            ------------
                                                                                            $ 59,308,533
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.8%
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                       $  3,981             $  3,947,360
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                    3,683                3,634,532
                                                                                            ------------
                                                                                            $  7,581,892
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.3%
    Associates Corp. North America, 5.8s, 2004                         $  2,710             $  2,603,226
    Countrywide Home Loan, Inc., 6.85s, 2004                              4,137                4,069,691
    FleetBoston Financial Corp., 7.25s, 2005                              2,405                2,417,674
    Lehman Brothers Holdings, Inc., 6.25s, 2003                           5,057                4,940,285
    Merrill Lynch & Co., 6.06s, 2001                                      3,960                3,918,578
    Morgan Stanley Dean Witter, 7.125s, 2003                              4,523                4,540,414
                                                                                            ------------
                                                                                            $ 22,489,868
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.8%
    Coca-Cola Bottling Co., 8.56s, 2002                                $  3,869             $  3,939,067
    Whitman Corp., 6s, 2004                                               3,890                3,695,578
                                                                                            ------------
                                                                                            $  7,634,645
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.7%
    Georgia-Pacific Corp., 9.95s, 2002                                 $  1,740             $  1,795,436
--------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    AIG Sunamerica, 7.4s, 2003##                                       $  1,684             $  1,712,864
--------------------------------------------------------------------------------------------------------
  Oils - 1.1%
    Phillips Petroleum Co., 8.5s, 2005                                 $  2,760             $  2,908,433
--------------------------------------------------------------------------------------------------------
  Railroads - 1.2%
    Union Pacific Corp., 5.78s, 2001                                   $    103             $    101,309
    Union Pacific Corp., 6.34s, 2003                                      3,350                3,259,114
                                                                                            ------------
                                                                                            $  3,360,423
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Safeway, Inc., 5.875s, 2001                                        $  2,430             $  2,402,079
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 7.6%
    Cox Communications, Inc., 7s, 2001                                 $  3,222             $  3,214,267
    GTE Corp., 9.1s, 2003                                                 4,535                4,744,925
    Sprint Corp., 9.5s, 2003                                                907                  950,300
    Sprint Spectrum LP, 11s, 2006                                         4,642                4,998,599
    Telecomunica De Puerto Rico, 6.15s, 2002                              4,194                4,098,796
    U.S. West Communications, Inc., 7.625s, 2003                          2,538                2,570,563
                                                                                            ------------
                                                                                            $ 20,577,450
--------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 13.1%
    Agency for Intl Development (Israel), 6.625s, 2003                 $  3,000             $  3,009,060
    Federal Home Loan Bank, 6.75s, 2002                                   2,000                2,008,120
    Federal Home Loan Mortgage Corp., 5.5s, 2002                          2,000                1,972,180
    Federal Home Loan Mortgage Corp., 5.83s, 2013                         1,001                1,000,623
    Federal Home Loan Mortgage Corp., 7.07s, 2015                         1,140                1,139,644
    Federal National Mortgage Assn., 6.75s, 2003                          3,449                3,424,256
    Federal National Mortgage Assn., 6.137s, 2011                           878                  858,086
    Federal National Mortgage Assn., 7s, 2015                             4,773                4,744,803
    Federal National Mortgage Assn., 7.5s, 2015                           6,078                6,121,445
    Government National Mortgage Assn., 7s, 2009 - 2010                      34                   34,412
    Government National Mortgage Assn., 7.5s, 2007 - 2011                 3,787                3,839,935
    Government National Mortgage Assn., 8s, 2030                          4,469                4,546,665
    Government National Mortgage Assn., 8.5s, 2001 - 2008                 2,281                2,337,064
    Government National Mortgage Assn., 9.25s, 2001                         355                  359,892
    Government National Mortgage Assn., 12.5s, 2011                         209                  236,787
                                                                                            ------------
                                                                                            $ 35,632,972
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.4%
    U.S. Treasury Notes, 5s, 2001                                      $    900             $    895,779
    U.S. Treasury Notes, 6.25s, 2001                                        765                  764,641
    U.S. Treasury Notes, 6.75s, 2005                                      2,078                2,154,304
                                                                                            ------------
                                                                                            $  3,814,724
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 7.0%
    Allegheny Energy, Inc., 7.75s, 2005                                $  1,565             $  1,582,246
    Connecticut Light & Power Co., 7.875s, 2001                           1,186                1,188,787
    Connecticut Light & Power Co., 7.875s, 2024                           1,513                1,518,613
    Dominion Resources, Inc., 7.6s, 2003                                  2,410                2,432,992
    Edison Mission Energy Funding Corp., 6.77s, 2003##                    1,411                1,370,354
    Entergy Mississippi, Inc., 6.2s, 2004                                 1,500                1,422,525
    Gulf States Utilities Co., 8.21s, 2002                                1,528                1,536,526
    Midamerican Funding LLC, 5.85s, 2001                                  5,003                4,981,172
    Narragansett Electric Co., 7.83s, 2002                                  779                  791,145
    National Rural Utilities, 7.375s, 2003                                2,118                2,148,118
                                                                                            ------------
                                                                                            $ 18,972,478
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    Columbia Gas Systems, Inc., 6.39s, 2000                            $  3,544             $  3,539,712
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $218,997,608
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 16.4%
  Argentina - 1.6%
    Republic of Argentina, 0s, 2001                                    $  4,579             $  4,432,472
--------------------------------------------------------------------------------------------------------
  Australia - 1.1%
    Medallion Trust, 7.032s, 2031 (Corporate Asset Back)               $  1,746             $  1,748,355
    Westpac Banking, 9.125s, 2001 (Banks and Credit Cos.)                 1,175                1,193,494
                                                                                            ------------
                                                                                            $  2,941,849
--------------------------------------------------------------------------------------------------------
  Canada - 1.9%
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                  $  2,582             $  2,883,887
    Province of Quebec, 8.8s, 2003                                        2,246                2,352,011
                                                                                            ------------
                                                                                            $  5,235,898
--------------------------------------------------------------------------------------------------------
  Chile - 1.0%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities
      - Electric)##                                                    $  1,520             $  1,509,421
    Enersis S.A., 6.6s, 2026 (Utilities - Electric)                       1,232                1,189,816
                                                                                            ------------
                                                                                            $  2,699,237
--------------------------------------------------------------------------------------------------------
  China - 0.2%
    Hero Asian BVI Co. Ltd., 9.11s, 2001 (Utilities)##                 $    539             $    528,692
--------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Kansallis-Osake, 10s, 2002 (Banks and Credit Cos.)                 $    776             $    805,752
--------------------------------------------------------------------------------------------------------
  Germany - 4.1%
    Deutsche Telekom International Finance, 7.75s, 2005
      (Telecommunications and Cable)                                   $  4,230             $  4,300,302
    KFW International Finance, Inc., 9.4s, 2004 (Banks
      and Credit Cos.)                                                    1,660                1,811,077
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and
      Credit Cos.)                                                        4,945                5,088,682
                                                                                            ------------
                                                                                            $ 11,200,061
--------------------------------------------------------------------------------------------------------
  Iceland - 0.7%
    Republic of Iceland, 6.125s, 2004                                  $  1,942             $  1,909,724
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    KPN NV, 7.5s, 2005 (Telecommunications and Cable)##                $  2,593             $  2,562,506
--------------------------------------------------------------------------------------------------------
  Norway - 1.8%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)##        $  4,839             $  4,773,819
--------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)       $  1,471             $  1,456,766
--------------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Telefonica Europe BV, 7.35s, 2005 (Telecommunications
      and Cable)                                                       $  2,586             $  2,589,181
--------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)##                   $  2,570             $  2,517,644
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.4%
    Royal Bank Scotland, 8.817s, 2049 (Banks and Credit Cos.)          $    990             $  1,029,927
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 44,683,528
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $266,372,523)                                                 $263,681,136
--------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.0%
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/00, due 11/01/00, total to
      be received $8,010,464 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                 $  8,009             $  8,009,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $274,381,523)                                           $271,690,136

Other Assets, Less Liabilities - 0.0%                                                             93,322
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $271,783,458
--------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
OCTOBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $274,381,523)            $271,690,136
  Cash                                                                      633
  Receivable for investments sold                                     1,007,952
  Receivable for fund shares sold                                       559,217
  Interest receivable                                                 3,967,799
  Other assets                                                            2,282
                                                                   ------------
      Total assets                                                 $277,228,019
                                                                   ------------
Liabilities:
  Distributions payable                                            $    385,387
  Payable for investments purchased                                   1,547,207
  Payable for fund shares reacquired                                  3,340,881
  Payable to affiliates -
    Management fee                                                        2,624
    Shareholder servicing agent fee                                         750
    Distribution and service fee                                         11,780
    Administrative fee                                                      131
  Accrued expenses and other liabilities                                155,801
                                                                   ------------
      Total liabilities                                            $  5,444,561
                                                                   ------------
Net assets                                                         $271,783,458
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $289,103,534
  Unrealized depreciation on investments                             (2,691,387)
  Accumulated net realized loss on investments                      (14,501,350)
  Accumulated distributions in excess of net investment income         (127,339)
                                                                   ------------
      Total                                                        $271,783,458
                                                                   ============
Shares of beneficial interest outstanding                           40,388,703
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $173,419,757 / 25,743,511 shares of
     beneficial interest outstanding)                                 $6.74
                                                                      =====
  Offering price per share (100 / 97.5 of net asset value
    per share)                                                        $6.91
                                                                      =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $75,483,252 / 11,245,884 shares of beneficial
    interest outstanding)                                             $6.71
                                                                      =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $22,056,532 / 3,276,661 shares of beneficial
    interest outstanding)                                             $6.73
                                                                      =====

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $823,917 / 122,647 shares of beneficial
    interest outstanding)                                             $6.72
                                                                      =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $  9,381,645
                                                                   ------------
  Expenses -
    Management fee                                                 $    531,384
    Trustees' compensation                                                5,863
    Shareholder servicing agent fee                                     132,939
    Distribution and service fee (Class A)                              124,670
    Distribution and service fee (Class B)                              350,450
    Distribution and service fee (Class C)                              111,106
    Administrative fee                                                   23,263
    Custodian fee                                                        62,203
    Printing                                                             62,771
    Postage                                                              18,757
    Auditing fees                                                        44,852
    Legal fees                                                           15,732
    Miscellaneous                                                       144,883
                                                                   ------------
      Total expenses                                               $  1,628,873
    Fees paid indirectly                                                (45,621)
    Reduction of expenses by investment adviser                         (22,632)
                                                                   ------------
      Net expenses                                                 $  1,560,620
                                                                   ------------
        Net investment income                                      $  7,821,025
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (1,364,817)
    Futures contracts                                                   (90,388)
                                                                   ------------
        Net realized loss on investments                           $ (1,455,205)
                                                                   ------------
    Change in unrealized appreciation on investments               $  2,080,548
                                                                   ------------
          Net realized and unrealized gain on investments          $    625,343
                                                                   ------------
            Increase in net assets from operations                 $  8,446,368
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED        YEAR ENDED
                                                               OCTOBER 31, 2000    APRIL 30, 2000
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $  7,821,025       $ 11,180,033
  Net realized loss on investments                                  (1,455,205)        (3,111,640)
  Net unrealized gain (loss) on investments                          2,080,548         (3,195,332)
                                                                  ------------       ------------
      Increase in net assets from operations                      $  8,446,368       $  4,873,061
                                                                  ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $ (5,126,147)      $ (7,150,744)
  From net investment income (Class B)                              (2,086,582)        (2,548,364)
  From net investment income (Class C)                                (590,420)        (1,166,057)
  From net investment income (Class I)                                 (23,985)           (80,787)
                                                                  ------------       ------------
      Total distributions declared to shareholders                $ (7,827,134)      $(10,945,952)
                                                                  ------------       ------------
Net increase (decrease) in net assets from fund share
  transactions                                                    $ 86,688,003       $(22,106,338)
                                                                  ------------       ------------
      Total increase (decrease) in net assets                     $ 87,307,237       $(28,179,229)
Net assets:
  At beginning of period                                           184,476,221        212,655,450
                                                                  ------------       ------------
At end of period (including accumulated distributions in
  excess of net investment income of $127,339 and $121,230,
  respectively)                                                   $271,783,458       $184,476,221
                                                                  ============       ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                               SIX MONTHS ENDED         -----------------------------------------------------------------------
                               OCTOBER 31, 2000              2000            1999           1998           1997            1996
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                        CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $ 6.66            $ 6.87          $ 6.99         $ 7.04         $ 7.12          $ 7.10
                                         ------            ------          ------         ------         ------          ------
Income from investment operations# -
  Net investment income(S)               $ 0.21            $ 0.40          $ 0.43         $ 0.48         $ 0.47          $ 0.48
  Net realized and unrealized gain
    (loss) on investments                  0.08             (0.22)          (0.14)         (0.07)         (0.06)           0.03
                                         ------            ------          ------         ------         ------          ------
      Total from investment operations   $ 0.29            $ 0.18          $ 0.29         $ 0.41         $ 0.41          $ 0.51
                                         ------            ------          ------         ------         ------          ------
Less distributions declared to shareholders -
  From net investment income             $(0.21)           $(0.39)         $(0.41)        $(0.46)        $(0.47)         $(0.48)
  In excess of net investment
    income                                 --                --              --             --            (0.02)          (0.01)
                                         ------            ------          ------         ------         ------          ------
      Total distributions declared
        to shareholders                  $(0.21)           $(0.39)         $(0.41)        $(0.46)        $(0.49)         $(0.49)
                                         ------            ------          ------         ------         ------          ------
Net asset value - end of period          $ 6.74            $ 6.66          $ 6.87         $ 6.99         $ 7.04          $ 7.12
                                         ======            ======          ======         ======         ======          ======
Total return(+)                            4.38%++           2.71%           4.26%          5.97%          5.83%           7.50%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                             0.92%+            0.86%           0.84%          0.89%          0.94%           0.95%
    Net investment income                  6.21%+            5.87%           6.14%          6.70%          6.57%           6.73%
Portfolio turnover                           26%               74%            278%           288%           489%            385%
Net assets at end of period (000
  Omitted)                             $173,420          $115,752        $134,086        $95,342        $91,887         $98,582
  (S) Subject to reimbursement by the fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/ under this limitation, the net investment income per share and the ratios would have been:
        Net investment income            $ 0.21              --              --           $ 0.48         $ 0.47          $ 0.48
        Ratios (to average net assets):
          Expenses##                       0.94%+            --              --             0.87%          0.89%           0.91%
          Net investment income            6.19%+            --              --             6.72%          6.62%           6.77%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         ---------------------------------------------------------------------
                                 OCTOBER 31, 2000             2000           1999           1998           1997            1996
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 6.64           $ 6.85         $ 6.97         $ 7.03         $ 7.11          $ 7.10
                                           ------           ------         ------         ------         ------          ------
Income from investment operations# -
  Net investment income(S)                 $ 0.19           $ 0.34         $ 0.38         $ 0.41         $ 0.41          $ 0.42
  Net realized and unrealized gain
    (loss) on investments                    0.06            (0.21)         (0.14)         (0.07)         (0.05)           0.03
                                           ------           ------         ------         ------         ------          ------
      Total from investment operations     $ 0.25           $ 0.13         $ 0.24         $ 0.34         $ 0.36          $ 0.45
                                           ------           ------         ------         ------         ------          ------
Less distributions declared to shareholders -
  From net investment income               $(0.18)          $(0.34)        $(0.36)        $(0.40)        $(0.42)         $(0.42)
  In excess of net investment income         --               --             --             --            (0.02)          (0.02)
                                           ------           ------         ------         ------         ------          ------
      Total distributions declared to
        shareholders                       $(0.18)          $(0.34)        $(0.36)        $(0.40)        $(0.44)         $(0.44)
                                           ------           ------         ------         ------         ------          ------
Net asset value - end of period            $ 6.71           $ 6.64         $ 6.85         $ 6.97         $ 7.03          $ 7.11
                                           ======           ======         ======         ======         ======          ======
Total return                                 3.85%++          1.91%          3.48%          4.98%          4.99%           6.52%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.69%+           1.65%          1.61%          1.70%          1.78%           1.75%
    Net investment income                    5.44%+           5.09%          5.33%          5.80%          5.75%           5.90%
Portfolio turnover                             26%              74%           278%           288%           489%            385%
Net assets at end of period (000
  Omitted)                                $75,483          $45,214        $52,883        $39,229        $34,875         $26,464
  (S) Subject to reimbursement by the fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses exclusive of management and distribution and service fees. In consideration, the fund pays a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/ under this limitation, the net investment income per share and the ratios would have been:
        Net investment income              $ 0.18             --             --           $ 0.41         $ 0.41          $ 0.42
        Ratios (to average net assets):
          Expenses##                         1.71%+           --             --             1.68%          1.77%           1.77%
          Net investment income              5.42%+           --             --             5.82%          5.76%           5.88%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         ---------------------------------------------------------------------
                                 OCTOBER 31, 2000             2000           1999           1998           1997            1996
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 6.66           $ 6.86         $ 6.99         $ 7.05         $ 7.13          $ 7.11
                                           ------           ------         ------         ------         ------          ------
Income from investment operations# -
  Net investment income(S)                 $ 0.18           $ 0.34         $ 0.36         $ 0.41         $ 0.41          $ 0.41
  Net realized and unrealized gain
    (loss) on investments                    0.07            (0.21)         (0.14)         (0.07)         (0.06)           0.04
                                           ------           ------         ------         ------         ------          ------
      Total from investment operations     $ 0.25           $ 0.13         $ 0.22         $ 0.34         $ 0.35          $ 0.45
                                           ------           ------         ------         ------         ------          ------
Less distributions declared to shareholders -
  From net investment income               $(0.18)          $(0.33)        $(0.35)        $(0.40)        $(0.41)         $(0.41)
  In excess of net investment income         --               --             --             --            (0.02)          (0.02)
                                           ------           ------         ------         ------         ------          ------
      Total distributions declared to
        shareholders                       $(0.18)          $(0.33)        $(0.35)        $(0.40)        $(0.43)         $(0.43)
                                           ------           ------         ------         ------         ------          ------
Net asset value - end of period            $ 6.73           $ 6.66         $ 6.86         $ 6.99         $ 7.05          $ 7.13
                                           ======           ======         ======         ======         ======          ======
Total return                                 3.79%++          1.99%          3.23%          4.94%          5.08%           6.44%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.77%+           1.71%          1.69%          1.74%          1.80%           1.80%
    Net investment income                    5.31%+           5.03%          5.19%          5.76%          5.80%           5.76%
Portfolio turnover                             26%              74%           278%           288%           489%            385%
Net assets at end of period (000
  Omitted)                                $22,056          $22,825        $24,228        $20,131        $18,862         $13,842
  (S) Subject to reimbursement by the fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses exclusive of management and distribution and service fees. In consideration, the fund pays a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/ under this limitation, the net investment income per share and the ratios would have been:
        Net investment income              $ 0.18             --             --           $ 0.41         $ 0.41          $ 0.41
        Ratios (to average net assets):
          Expenses##                         1.79%+           --             --             1.72%          1.81%           1.75%
          Net investment income              5.29%+           --             --             5.78%          5.80%           5.81%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERIOD
                                                                              YEAR ENDED APRIL 30,                      ENDED
                                         SIX MONTHS ENDED          ------------------------------------------       APRIL 30,
                                         OCTOBER 31, 2000                2000            1999            1998           1997*
                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 6.65              $ 6.85          $ 6.98          $ 7.04          $ 7.08
                                                   ------              ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                         $ 0.21              $ 0.42          $ 0.43          $ 0.48          $ 0.15
  Net realized and unrealized gain (loss) on
    investments                                      0.07               (0.22)          (0.14)          (0.07)          (0.03)
                                                   ------              ------          ------          ------          ------
      Total from investment operations             $ 0.28              $ 0.20          $ 0.29          $ 0.41          $ 0.12
                                                   ------              ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.21)             $(0.40)         $(0.42)         $(0.47)         $(0.15)
  In excess of net investment income                 --                  --              --              --             (0.01)
                                                   ------              ------          ------          ------          ------
      Total distributions declared to
        shareholders                               $(0.21)             $(0.40)         $(0.42)         $(0.47)         $(0.16)
                                                   ------              ------          ------          ------          ------
Net asset value - end of period                    $ 6.72              $ 6.65          $ 6.85          $ 6.98          $ 7.04
                                                   ======              ======          ======          ======          ======
Total return                                         4.32%++             3.02%           4.28%           5.98%           1.72%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                       0.77%+              0.71%           0.69%           0.74%           1.17%+
    Net investment income                            6.32%+              6.00%           6.21%           6.75%           8.68%+
Portfolio turnover                                     26%                 74%            278%            288%            489%
Net assets at end of period (000 Omitted)          $  824              $  684          $1,459          $1,466          $1,925
  (S) Subject to reimbursement by the fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses exclusive of management and distribution and service fees. In consideration, the fund pays a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/ under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                      $ 0.21                --              --            $ 0.49          $ 0.15
        Ratios (to average net assets):
          Expenses##                                 0.79%+              --              --              0.72%           1.17%+
          Net investment income                      6.30%+              --              --              6.77%           8.68%+
  * For the period from the inception of Class I shares, January 2, 1997, through April 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $11,613,985 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($3,619,464), April 30, 2005, ($1,432,459), April
30, 2006, ($549,779), April 30, 2007, ($2,183,364), and April 30, 2008,
($3,828,919).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $3,601 for the six months ended October 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $24,949 for the six months ended October 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,556 for the six months ended October 31, 2000. Fees incurred under the distribution plan during the six months ended October 31, 2000, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will be implemented on such dates as the Trustees of the trust may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,464 and $129 for Class B and Class C shares, respectively, for the six months ended October 31, 2000. Fees incurred under the distribution plan during the six months ended October 31, 2000, were 0.92% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid upon the sale of Class B shares in the first year, the Class B service fee is 0.15% per annum and may increase to a maximum of 0.25% per annum on such date as the Trustees of the trust may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2000, were $28,488, $83,607, and $4,295 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  PURCHASES               SALES
-------------------------------------------------------------------------------
U.S. government securities                      $12,624,503         $20,030,281
                                                -----------         -----------
Investments (non-U.S. government securities)    $54,634,608         $50,031,959
                                                -----------         -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $274,381,523
                                                                  ------------
Gross unrealized depreciation                                     $ (3,688,157)
Gross unrealized appreciation                                          996,770
                                                                  ------------
    Net unrealized depreciation                                   $ (2,691,387)
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED OCTOBER 31, 2000             YEAR ENDED APRIL 30, 2000
                                  ---------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          26,156,970        $176,478,406        22,797,169       $ 154,386,404
Shares issued to shareholders
  in reinvestment of distributions      559,706           3,757,354         1,055,732           7,110,448
Shares reacquired                   (18,341,619)       (122,974,005)      (26,002,105)       (176,062,772)
                                    -----------        ------------       -----------       -------------
    Net increase (decrease)           8,375,057        $ 57,261,755        (2,149,204)      $ (14,565,920)
                                    ===========        ============       ===========       =============

Class B shares
                                  SIX MONTHS ENDED OCTOBER 31, 2000             YEAR ENDED APRIL 30, 2000
                                  ---------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           7,813,710        $ 52,625,935         4,403,639       $  29,668,417
Shares issued to shareholders
  in reinvestment of distributions      211,461           1,414,222           271,278           1,823,269
Shares reacquired                    (3,587,290)        (23,979,368)       (5,592,317)        (37,604,735)
                                    -----------        ------------       -----------       -------------
    Net increase (decrease)           4,437,881        $ 30,060,789          (917,400)      $  (6,113,049)
                                    ===========        ============       ===========       =============

Class C shares
                                  SIX MONTHS ENDED OCTOBER 31, 2000             YEAR ENDED APRIL 30, 2000
                                  ---------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             799,620        $  5,579,888         3,062,035       $  20,658,157
Shares issued to shareholders
  in reinvestment of distributions       47,879             321,015           106,089             714,980
Shares reacquired                      (997,892)         (6,674,128)       (3,270,557)        (22,068,080)
                                    -----------        ------------       -----------       -------------
    Net decrease                       (150,393)       $   (773,225)         (102,433)      $    (694,943)
                                    ===========        ============       ===========       =============

Class I shares
                                  SIX MONTHS ENDED OCTOBER 31, 2000             YEAR ENDED APRIL 30, 2000
                                  ---------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              16,674        $    118,445           141,817       $     952,660
Shares issued to shareholders
  in reinvestment of distributions        3,582              23,979            11,967              80,608
Shares reacquired                          (562)             (3,740)         (263,697)         (1,765,694)
                                    -----------        ------------       -----------       -------------
    Net increase (decrease)              19,694        $    138,684          (109,913)      $    (732,426)
                                    ===========        ============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2000, was $1,032. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2000, there were no open futures contracts.

(8) Acquisition
At the close of business on May 19, 2000, the fund acquired all of the assets and liabilities of the MFS Intermediate Income Fund. The acquisition was accomplished by a tax-free exchange of 7,576,541 and 6,075,085 shares of Class A and Class B of the fund, valued at $50,232,469 and $40,156,312, respectively, for all of the assets and liabilities of MFS Intermediate Income Fund. MFS Intermediate Income Fund then converted all of its outstanding shares of the fund and distributed those shares to its shareholders. MFS Intermediate Income Fund net assets on that date amounted to $90,388,781, including $(2,732,491) of unrealized depreciation, were combined with the net assets of the fund. The aggregate net assets of the fund after the acquisition were $270,818,925.

MFS(R) LIMITED MATURITY FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
                                                         INVESTOR SERVICE
MFS Investment Management                                MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman,                              8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment adviser)                                     For service to speech- or hearing-impaired,
                                                         call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company                 this service, your phone must be equipped with
500 Boylston Street                                      a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
DISTRIBUTOR                                              stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
James J. Calmas*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*



+ Independent Trustee
* MFS Investment Management

MFS(R) LIMITED                                                      ------------
MATURITY FUND                                                         PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116
                                             MLM-3  12/00  28M   36/236/336/836